                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           KING PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(KING PHARMACEUTICALS LETTERHEAD)

                                                                    May 22, 2001
To the Shareholders of
  KING PHARMACEUTICALS, INC.

     You are cordially invited to attend the annual meeting of shareholders of King Pharmaceuticals, Inc., to be held on Friday, June 22, 2001 at 3:00 p.m., Eastern time, at the MeadowView Conference Resort & Convention Center in Kingsport, Tennessee. At the meeting, you will be asked to:

     - elect one Class I director to serve until the 2002 annual meeting of shareholders and three Class III directors to serve until the 2004 annual meeting of shareholders;

     - ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2001; and

     - consider and act upon any other matters which properly come before the annual meeting or any adjournment of the meeting.

     In connection with the meeting, we are sending you a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. These materials are enclosed.

     Your vote is very important. You can vote by signing, dating and returning the enclosed proxy card. Also, registered and most beneficial shareholders may vote by telephone or through the Internet. Instructions for using these convenient services are set forth on the enclosed proxy. I urge you to vote your proxy as soon as possible.

     Detailed information relating to King's activities and operating performance during 2000 is contained in our Annual Report, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or do not have access to the 2000 Annual Report, please notify our Corporate Affairs department by mail at 501 Fifth Street, Bristol, Tennessee 37620 or by telephone at (423) 989-8023.

                                          Very truly yours,

                                          /S/ JOHN M. GREGORY
                                          JOHN M. GREGORY
                                          Chairman of the Board
                                          and Chief Executive Officer

                           KING PHARMACEUTICALS, INC.
                                501 FIFTH STREET
                            BRISTOL, TENNESSEE 37620

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2001

     The regular annual meeting of shareholders of King Pharmaceuticals, Inc. will be held on June 22, 2001 at 3:00 p.m., Eastern time, at the MeadowView Conference Resort & Convention Center, Kingsport, Tennessee, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect one Class I director to serve until the 2002 annual meeting of shareholders and three Class III directors to serve until the 2004 annual meeting of shareholders;

     2. RATIFICATION OF AUDITORS. To ratify the selection of
PricewaterhouseCoopers LLP as independent auditors for 2001; and

     3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only those shareholders of record at the close of business on April 30, 2001 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 171,391,789 shares of common stock were outstanding. Each share entitles the holder to one vote.

     We have enclosed with this notice a proxy statement and a form of proxy. We have also enclosed a copy of our 2000 Annual Report, which is not part of the proxy solicitation material.
                                          By Order of the Board of Directors

                                          /S/ JOSEPH R. GREGORY
                                          JOSEPH R. GREGORY
                                          Secretary
May 22, 2001

                             YOUR VOTE IS IMPORTANT

PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. REGISTERED AND MOST BENEFICIAL SHAREHOLDERS MAY ALSO VOTE VIA TELEPHONE OR THROUGH THE INTERNET.

                         TICKET REQUIRED FOR ADMISSION
IF YOU WISH TO ATTEND THE SHAREHOLDERS' MEETING, YOU WILL BE REQUIRED TO PRESENT THE ADMISSION TICKET ENCLOSED WITH THESE PROXY MATERIALS, AS WELL AS A VALID PHOTOGRAPHIC IDENTIFICATION.

                           KING PHARMACEUTICALS, INC.
                                501 FIFTH STREET
                            BRISTOL, TENNESSEE 37620

                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

     Your vote is very important. For this reason, the Board of Directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and the annual report are being sent to you in connection with this request and are being mailed to all shareholders beginning on May 22, 2001.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

     Friday, June 22, 2001, 3:00 p.m. Eastern time.

WHERE WILL THE ANNUAL MEETING BE HELD?

     MeadowView Conference Resort & Convention Center, 1901 MeadowView Parkway, Kingsport, Tennessee, (423) 578-6600.

WHAT ITEMS WILL BE VOTED UPON AT THE MEETING?

     You will be voting on the following matters:

     1.ELECTION OF DIRECTORS. To elect one Class I director to serve until the 2002 annual meeting of shareholders and three Class III directors to serve until the 2004 annual meeting of shareholders;

     2.RATIFICATION OF AUDITORS. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 2001; and

     3.OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

WHO CAN VOTE?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, April 30, 2001. Each shareholder is entitled to one vote for each share of common stock held on that date. On April 30, 2001, there were 171,391,789 shares of common stock outstanding and entitled to vote.

HOW DO I VOTE BY PROXY?

     You may choose one of the following ways to vote:

     Vote by Internet: You can choose to vote your shares at any time using the Internet site listed on your proxy card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our

Internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed proxy card. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offers access to the World Wide Web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. King does not charge any separate fees for access to its web site. If you vote via the Internet, you do not need to return your proxy card.

     Vote by Telephone: You can also vote by telephone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by telephone, you do not need to return your proxy card.

     Vote by Mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

     Shareholders who hold their shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

WHAT ARE MY VOTING OPTIONS?

     Regarding the ratification of auditors, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting. For the election of directors, you may vote for
(1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     The Board recommends that you vote

     - "FOR" the election of all of our nominees for director;

     - "FOR" the ratification of PricewaterhouseCoopers LLP as our independent auditors.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them according to the recommendations of the Board, described above.

     If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with the recommendations of management.

HOW DO I CHANGE OR REVOKE MY PROXY?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     (1) submitting another proxy in writing, by telephone or by the Internet as of a more recent date than that of the proxy first given;

     (2) attending the annual meeting and voting in person; or

     (3) sending written notice of revocation to our corporate secretary, Joseph
         R. Gregory.

HOW MANY VOTES ARE REQUIRED?

     If a quorum is present at the annual meeting,

     - the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

     - the approval of the independent auditors and all other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE MEETING?

     A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of King and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. We have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation for a fee of $4,500 plus reasonable out-of-pocket expenses.

WHEN ARE THE 2002 SHAREHOLDER PROPOSALS DUE?

     Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2002 must be received by the Corporate Secretary, 501 Fifth Street, Bristol, Tennessee 37620, no later than JANUARY 15, 2002. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended.

                                 THE PROPOSALS
--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board has nominated R. Charles Moyer to serve as a Class I director and Jefferson J. Gregory, Ernest C. Bourne and Gregory D. Jordan to serve as Class III directors. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the recommendations of management unless you have directed otherwise. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below, or until they resign or are removed.

     INFORMATION ABOUT THE FOUR INDIVIDUALS NOMINATED TO BE DIRECTORS AND THE REMAINING MEMBERS OF THE BOARD IS PROVIDED BELOW. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

                    NOMINEE FOR ELECTION AS CLASS I DIRECTOR
                              (TERM EXPIRING 2002)

     R. CHARLES MOYER, PH.D., age 55, has served as a director of King since December 2000. Dr. Moyer also currently serves as the Dean of the Babcock Graduate School of Management at Wake Forest University, a position he has held since 1996, and presently holds the GMAC Insurance Chair of Finance. Prior to joining the faculty at Wake Forest in 1988, Dr. Moyer was Finance Department Chairman at Texas Tech University. Dr. Moyer earned his Doctorate in Finance and Managerial Economics from the University of Pittsburgh in 1971, his Master's degree in Business Administration from the University of Pittsburgh in 1968, and his Bachelor of Arts degree in Economics from Howard University in 1967.

                  NOMINEES FOR ELECTION AS CLASS III DIRECTORS
                             (TERMS EXPIRING 2004)

     JEFFERSON J. GREGORY, age 45, has served as President of King Pharmaceuticals, Inc. since 1993, as President of Parkedale Pharmaceuticals, Inc. since February 1998, as President of King Pharmaceuticals Research and Development, Inc. since February 2000, as President of Jones Pharma Incorporated since November 2000, and as a director of King since 1995. He was formerly the Director of Regulatory Affairs and Product Information for General Injectables and Vaccines, Inc. from 1991 to 1993 and was a consultant to the pharmaceutical industry from 1989 to 1991. He formerly served as a registered pharmacist in retail pharmacies in the Washington, D.C. and Baltimore, Maryland metropolitan areas. He graduated from the University of Maryland School of Law with a Juris Doctor in 1985, University of Maryland School of Pharmacy with a Bachelor of Science degree in Pharmacy in 1979, and Montgomery College with an Associate of Arts degree in 1976.

     ERNEST C. BOURNE, age 60, has served as President of the International Division since January 1999 and as a director since October 1997. From 1968 until January 1999 he was employed with Bourne & Co., Inc., an investment banking firm, where he served as President.

     GREGORY D. JORDAN, age 49, has served as President of King College in Bristol, Tennessee since 1997, having joined the King College faculty in 1980. He received a Bachelor of Arts degree from Belhaven College and Masters of Arts and Divinity degrees from Trinity Evangelical Divinity School. He earned his Doctorate in Hebraic and Cognate Studies from Hebrew Union College -- Jewish Institute of Religion.

     THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

     ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

                         INCUMBENT DIRECTORS -- CLASS I
                             (TERMS EXPIRING 2002)

     JOHN M. GREGORY, age 48, has served as Chairman of the Board since King's inception in 1993 and Chief Executive Officer since 1994. He previously co-founded General Injectables and Vaccines, Inc. and served as its President from 1984 through 1994. Prior to this time, he was the owner and registered pharmacist of a pharmacy located in Bastian, Virginia. He graduated from the University of Maryland School of Pharmacy with a Bachelor of Science degree in Pharmacy in 1976.

     D. GREG ROOKER, age 54, has served as a director of King since October 1997. Mr. Rooker is the former owner and President of Family Community Newspapers of Southwest Virginia, Inc., Wytheville, Virginia, which consists of five community newspapers and a national monthly motor sports magazine. He is a co-founder and secretary/treasurer of the Jason Foundation, a non-profit public charity helping families of the brain-injured. Mr. Rooker is a graduate of Northwestern University with a degree in Journalism.

                        INCUMBENT DIRECTORS -- CLASS II
                             (TERMS EXPIRING 2003)

     JOSEPH R. GREGORY, age 47, has served as President of Monarch Pharmaceuticals, our wholly-owned subsidiary, since 1994, as a director of King since 1993, as Vice Chairman of the Board of King since December 1997 and as Vice Chairman of Operations for the Board since February 2000. Prior to joining King, he was the Chief Operating Officer of General Injectables and Vaccines, Inc. from 1987 to 1994 and also served as the President of Insource/Williams, Inc., a GIV subsidiary, from 1989 to 1994. He previously served as President of The Buying Group Network/A Service of Pharmacist Shared Services. He graduated from the University of Maryland School of Business with a Bachelor of Science degree in Business Administration in 1977.

     FRANK W. DEFRIECE, JR., age 80, has served as a director of King since October 1997. He has served as President, Vice President, fund administrator and board member of the Massengill DeFriece Foundation, Inc. since 1950. Beginning in 1946 he served in various capacities with S. E. Massengill Company. He served as President of the S.E. Massengill

Company from 1960 until 1971, when the company was purchased by Beecham, Inc. From 1971 to 1973, he served as board member and Vice Chairman of Beecham, Inc. He graduated from Roanoke College with a Bachelor of Science degree in Chemistry in 1946.

     EARNEST W. DEAVENPORT, JR., age 63, has served as a director since May 2000. He is currently Chairman of the Board and Chief Executive Officer of Eastman Chemical Company, Kingsport, Tennessee, where he has served in various capacities since 1960. He was Chairman of the National Association of Manufacturers in 1998 and is currently a member of the National Academy of Engineering. Mr. Deavenport is also a member of the board of directors of both AmSouth Bancorporation and Theragenics Corporation, each a publicly-held corporation. Mr. Deavenport graduated from Mississippi State University with a Bachelor of Science degree in Chemical Engineering in 1960 and from Massachusetts Institute of Technology with a Master of Science degree in Management in 1985.

--------------------------------------------------------------------------------

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

ROLE OF THE BOARD

     Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for King's overall performance and direction, but it is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

BOARD STRUCTURE

     We currently have eight directors. Our Board is divided into three groups, Class I directors, Class II directors, and Class III directors. Each class of directors is elected to serve a three year term. This means that the Class III directors who are elected at the 2001 meeting will serve until the 2004 annual meeting of shareholders unless they resign or are removed. The Class I director who is elected will serve a term ending the same year (2002) as the terms of the other Class I directors.

2000 BOARD MEETINGS

     In 2000, the Board met 22 times. No director attended less than 75% of all of the Board meetings held, except for Mr. Deavenport.

BOARD COMMITTEES

     The Board has established an Audit Committee and a Stock Option Committee.

     THE AUDIT COMMITTEE, which currently consists of Earnest W. Deavenport, Jr., Frank W. DeFriece, Jr. and D. Greg Rooker, met 7 times during 2000. The Audit Committee has the authority and responsibility:

     - to hire one or more independent public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control);

     - to discuss with the independent accountants the results of the annual audit and quarterly reviews;

     - to conduct periodic independent reviews of the systems of accounting (including systems of internal control);

     - to make reports periodically to the Board with respect to its findings;
       and

     - to undertake other activities described more fully in the section called "Report of the Audit Committee of the Board of Directors."

     THE STOCK OPTION COMMITTEE, which currently consists of Joseph R. Gregory, Frank W. DeFriece, Jr. and D. Greg Rooker, met once during 2000. The Stock Option Committee is responsible for administering and determining awards under King's employee stock option plans.

DIRECTOR COMPENSATION

     Beginning July 1, 2000, each non-employee director of King receives annual fees of $18,000 payable quarterly plus a fee of $1,000 for participation in each Board meeting. Non-employee directors also receive $500 for each committee meeting that is held on a day when a meeting of the Board is not convened and $250 for each meeting attended that is held on a day when a meeting of the Board is convened. The chairman of the Audit Committee is paid an annual fee of $6,000 and the chairman of the Stock Option Committee is paid an annual fee of $3,000. A non-employee director who performs special assignments at the direction of the chairman of the Board receives a fee of $2,000 per day when at least one-half of the business day has been completely devoted to the assignment requested by the chairman. Travel expenses related to Board or committee meetings are reimbursed. The 1998 Non-Employee Director Stock Option Plan was adopted in 1998, and options exercisable for 115,000 shares of common stock have been issued to our current non-employee directors.

--------------------------------------------------------------------------------

       PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected PricewaterhouseCoopers LLP, independent accountants, to audit our financial statements for the 2001 fiscal year. We are presenting this proposal to the shareholders for ratification at the annual meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

     RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KING'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

     THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS KING'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee consists of three directors, Earnest W. Deavenport, Jr., Frank W. DeFriece, Jr. and D. Greg Rooker. Each member meets the independence and qualification standards required by the New York Stock Exchange. The Audit Committee operates in accordance with its written charter, which was adopted by the Board in 2000. A copy of the Audit Committee charter appears as Exhibit A to this proxy statement. During the fiscal year ended December 31, 2000, the Audit Committee met 7 times.

     The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of King's internal accounting, auditing and financial reporting practices. The Audit Committee's chief duties are to:

     - hire one or more independent public accountants to audit King's books, records and financial statements and to review its system of accounting, including its systems of internal control;

     - monitor and evaluate, independently and objectively, King's internal financial controls and financial reporting procedure;

     - discuss with the independent accountants the results of their audits and reviews;

     - periodically communicate the Audit Committee's findings to the Board; and

     - facilitate communication among the Board, the independent auditors, and King's management.

     The Audit Committee has obtained from the independent auditors, PricewaterhouseCoopers LLP, a formal written statement describing all relationships between the auditors and King that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, and it has considered King's payment of fees to the auditors, and the Audit Committee is satisfied that the auditors are independent of King.

     The Audit Committee has discussed with management King's audited financial statements for the year ended December 31, 2000. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of King's financial statements. The Audit Committee has also discussed with the independent auditors their evaluation of King's internal controls, and the overall quality of King's financial reporting.

     Based upon the results of the inquiries and actions discussed above, in reliance upon management and PricewaterhouseCoopers LLP, and subject to the limitations of its role, the Audit Committee recommended to the Board that King's audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2000, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, PricewaterhouseCoopers LLP.

                                              MEMBERS OF THE AUDIT COMMITTEE:
                                              Earnest W. Deavenport, Jr.
                                              Frank W. DeFriece, Jr.
                                              D. Greg Rooker

                                   AUDIT FEES

     During 2000, PricewaterhouseCoopers LLP not only acted as independent auditors for King and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2000 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services, management consulting services and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2000 and for other services rendered during fiscal year 2000 on our behalf, as well as all "out-of-pocket" costs incurred in connection with these services, which have been or will be billed to us.

- Audit and Quarterly Review Fees (for the audit of
  the 2000 financial statements):                                   $  573,799
- Financial Information Systems Design and
  Implementation Fees:                                                  16,500
- All Other Fees:  Tax service                         $  428,915
                   Transaction support services           590,804
                   Registration statement filing
                   services                               364,415
                   Internal audit                         181,506
                   Other non-audit services                41,266    1,606,906
                                                                    ----------
  Total Fees                                                        $2,197,205
                                                                    ==========

                              KING STOCK OWNERSHIP

     The following table sets forth certain information regarding the ownership of the common stock as of April 30, 2001, for (i) each person who owns more than 5% of the common stock, (ii) each director, director nominee and executive officer, and (iii) all executive officers and directors as a group.

                                                                               BENEFICIAL
                                                                              OWNERSHIP OF
                                                                              COMMON STOCK
                                                                        ------------------------
                                                                                     PERCENTAGE
                                                                        NUMBER OF    OUTSTANDING
EXECUTIVE OFFICER(S), DIRECTORS, DIRECTOR NOMINEES AND 5% SHAREHOLDERS    SHARES      SHARES(1)
----------------------------------------------------------------------  ----------   -----------
John M. Gregory(2).............................................         13,831,791       8.1
Joseph R. Gregory(3)...........................................          5,590,391       3.3
Jefferson J. Gregory(4)........................................          1,666,177       1.0
Ernest C. Bourne(5)............................................            263,756         *
James R. Lattanzi(6)...........................................             10,000         *
John A. A. Bellamy(7)..........................................            102,209         *
Kyle P. Macione(8).............................................             32,564         *
Earnest W. Deavenport, Jr.(9)..................................             10,000         *
Frank W. DeFriece, Jr.(10).....................................             47,500         *
Gregory D. Jordan..............................................                682         *
R. Charles Moyer(11)...........................................             10,100         *
D. Greg Rooker(12).............................................            139,867         *
All executive officers and directors as a group(15 persons)(13)         21,884,780      12.8
The Summit Fund, LLC(14).......................................          9,353,336       5.5
Waddell & Reed Financial, Inc.(15).............................          8,629,950       5.0

-------------------------

  * Less than 1%

 (1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 171,391,789 shares issued and outstanding as of April 30, 2001. Options to purchase shares which are exercisable or become exercisable within 60 days of April 30, 2001 are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

 (2) Includes 7,180,416 shares jointly owned with Mr. Gregory's spouse; 2,094,525 shares owned by S.J., LLC, a limited liability company, the primary members of which are Mr. Gregory's children, 4,500,000 shares held in blind trusts and 56,850 shares registered in the name of The Lazarus Foundation, Inc., a private foundation controlled by John M. Gregory. Mr. Gregory's address is 501 Fifth Street, Bristol, Tennessee 37620.

 (3) Includes 1,279,562 shares owned through Kingsway L.L.C., a limited liability company, the primary members of which are Mr. Gregory, his spouse and his son, 1,800,000 shares held in blind trusts and 118,749 shares issuable upon the exercise of options.

 (4) Includes 877,411 shares jointly beneficially owned with Mr. Gregory's spouse, 500,000 held in a blind trust and 65,500 shares beneficially owned by Gregory Investments, L.P., the general partners of which are Mr. Gregory and his spouse and 118,749 shares issuable upon the exercise of options granted to Mr. Gregory.

 (5) Includes 84,999 shares issuable upon the exercise of options.

 (6) Includes 10,000 shares issuable upon the exercise of options.

 (7) Includes 35,625 shares issuable upon the exercise of options.

 (8) Includes 22,125 shares issuable upon the exercise of options.

 (9) Includes 10,000 shares issuable upon the exercise of options.

(10) Includes 47,500 shares issuable upon the exercise of options.

(11) Includes 10,000 shares issuable upon the exercise of options.

(12) Includes 25,000 shares held in trust for the benefit of Mr. Rooker's children; 6,412 shares owned by Mr. Rooker's spouse, 10,065 shares owned by The Jason Foundation, a private foundation controlled by Mr. Rooker and 47,500 shares issuable upon the exercise of options.

(13) Includes 598,995 shares subject to options exercisable within 60 days after April 30, 2001.

(14) Based on a Schedule 13G filed with the SEC on behalf The Summit Fund, LLC, The United Company, United Management Company, LLC, Nicholas D. Street, James W. McGlothlin, Lois A. Clarke, Wayne L. Bell and Ted G. Wood. The address of The Summit Fund, LLC is 1005 Glenway Avenue, Bristol, Virginia 24201.

(15) Based on a Schedule 13G filed with the SEC on behalf of Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc. and Waddell & Reed Investment Management Company, 6300 Lamar Avenue, Overland Park, Kansas 66202.

     Messrs. John M. Gregory, Joseph R. Gregory, and Jefferson J. Gregory are brothers and serve as executive officers and directors of King.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation paid by King to its chief executive officer and the four other most highly paid executive officers earning in excess of $100,000 during 2000.

                                                            ANNUAL           LONG-TERM
                                                         COMPENSATION       COMPENSATION
                                                     --------------------   ------------
                                                                             SECURITIES
                                                                             UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION(1)
---------------------------                   ----   ---------   --------   ------------   ---------------
John M. Gregory.............................  2000    365,376        -0-          -0-           5,100
  Chairman of the Board and                   1999    361,188        -0-          -0-           4,800
  Chief Executive Officer                     1998    361,566        -0-          -0-           4,800
Joseph R. Gregory...........................  2000    303,548        -0-       25,000           5,100
  Vice Chairman of                            1999    301,188        -0-       37,499           4,800
  Operations of the Board                     1998    282,882        -0-       56,250           4,800
  and President, Monarch Pharmaceuticals,
  Inc.
Jefferson J. Gregory........................  2000    300,359        -0-       25,000           5,100
  President and Chief                         1999    300,729        -0-       37,499           4,800
  Operating Officer,                          1998    281,099        -0-       56,250           4,800
  King; President, Parkedale
  Pharmaceuticals, King Pharmaceuticals
  Research and Development and Jones Pharma
  Incorporated
Ernest C. Bourne(2).........................  2000    306,515        -0-       25,000           5,100
  President, International                    1999    303,186        -0-       37,499           4,800
  Division
Kyle P. Macione.............................  2000    163,242        -0-        7,500           4,882
  Executive Vice President,                   1999    126,540        -0-       11,250           3,780
  Corporate Affairs                           1998    123,055     10,000        3,375           3,673
Brian G. Shrader(3).........................  2000    226,188        -0-          -0-           5,100
  Chief Financial                             1999    226,214        -0-       15,000           4,800
  Officer                                     1998    215,489        -0-       22,500           4,800

-------------------------

(1) All Other Compensation reflects matching contributions to the 401(k) plan.

(2) Mr. Bourne became an executive officer in January 1999. For other information regarding payments to an affiliate of Mr. Bourne, see the section below entitled "Certain Relationships and Related Transactions."

(3) Mr. Shrader retired effective December 8, 2000.

                                 OPTION GRANTS

     The following table sets forth the options to purchase shares of common stock that were granted to executive officers named in the Summary Compensation Table during the year ended December 31, 2000.

                                           INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                         ------------------------------------------------------      VALUE AT ASSUMED
                         NUMBER OF      PERCENT OF                                 ANNUAL RATES OF STOCK
                         SECURITIES   TOTAL OPTIONS                               PRICE APPRECIATION FOR
                         UNDERLYING     GRANTED TO     EXERCISE OR                      OPTION TERM
                          OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION   -----------------------
NAME                      GRANTED      FISCAL YEAR       ($/SH)         DATE       5% ($)        10% ($)
----                     ----------   --------------   -----------   ----------   ---------     ---------
Jefferson J. Gregory...    25,000          1.9            44.06         2010        692,767     1,755,607
Joseph R. Gregory......    25,000          1.9            44.06         2010        692,767     1,755,607
Ernest C. Bourne.......    25,000          1.9            44.06         2010        692,767     1,755,607
Kyle P. Macione........     7,500          0.6            44.06         2010        207,830       526,682

     The following table sets forth information regarding stock options held at the end of, or exercised during, the year ended December 31, 2000 for executive officers named in the Summary Compensation Table above.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                    SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                          SHARES                    AT DECEMBER 31, 2000         AT DECEMBER 31, 2000(1)
                        ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                     EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   --------   -----------   -------------   -----------   -------------
Jefferson J.
  Gregory.............      -0-         -0-        118,749           -0-       $3,559,808           -0-
Joseph R. Gregory.....      -0-         -0-        118,749           -0-        3,559,808           -0-
Ernest C. Bourne......      -0-         -0-         84,999           -0-        2,025,354           -0-
Kyle P. Macione.......      -0-         -0-         22,125           -0-          454,167           -0-
Brian G. Shrader......      -0-         -0-         37,500           -0-        1,347,682           -0-

-------------------------

(1) Based on $51.68 per share, the closing price of the common stock as quoted on the New York Stock Exchange Stock on December 29, 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors served as the Compensation Committee in 2000.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     During 2000 the entire Board assumed the responsibility for reviewing and approving compensation for the executive officers. However, no director who also serves as an executive officer participated in deliberations about his own compensation.

     In determining executive compensation for 2000, the Board attempted to make executive compensation sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals essential to King's long-term success and growth in shareholder value. The typical executive compensation package consisted of three main components: (1) base salary, (2) the potential for cash bonuses and (3) options to purchase King's common stock.

BASE COMPENSATION

     During 2000, the Board's approach was to offer executive salaries competitive with those of other executives in King's industry. To that end, the Board evaluated the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data and King's own experience in recruiting and training executives and professionals. Base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, our overall financial performance and the performance of the individual executive.

BONUSES

     In addition to base salary, executives and managers are eligible to receive discretionary bonuses from time to time. The amount of the bonus and any performance criteria vary with the position and role of the individual. No cash bonuses were awarded to officers during 2000.

STOCK OPTION GRANTS

     During 2000, the Stock Option Committee granted stock options to executive officers, other than John M. Gregory, in order to provide them with a competitive total compensation package and to reward them for their contribution to the long-term price performance of our common stock. Grants of stock options are designed to align executive officers' interests with those of our shareholders. The Stock Option Committee determines option awards for executive officers.

                                     BOARD OF DIRECTORS ACTING AS
                                     COMPENSATION COMMITTEE FOR 2000

                                     John M. Gregory, Chairman of the Board
                                     Joseph R. Gregory
                                     Jefferson J. Gregory
                                     Ernest C. Bourne
                                     Earnest W. Deavenport, Jr.
                                     Frank W. DeFriece, Jr.
                                     R. Charles Moyer
                                     D. Greg Rooker
                                     Richard C. Williams

                               PERFORMANCE GRAPH

     The graph below compares the performance of King since its initial public offering in June 1998 with the S&P 500 Index and a peer group index. It shows an investment of $100 on June 25, 1998. The peer group index includes United States pharmaceutical companies which trade on the New York Stock Exchange.

                                                                                                         NYSE STOCKS (SIC 2830 -
                                               KING PHARMACEUTICALS, INC.        S&P 500 STOCKS         2839 US COMPANIES) DRUGS
                                               --------------------------        --------------         ------------------------
12/1998                                                  188.4                        109.9                       116.2
12/1999                                                  600.7                        133.1                       103.6
12/2000                                                  830.7                        121.2                       146.5

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our officers and directors are subject to the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) requires these persons to file with the SEC reports of their holdings and transactions in King Pharmaceuticals, Inc. common stock and options. Based on our records and representations from these persons, we believe that SEC beneficial ownership reporting requirements for 2000 were met, except as follows: Steven M. Samet, two reports regarding two transactions; John M. Gregory, one report regarding one transaction.

                              CERTAIN TRANSACTIONS

     King Pharmaceuticals Benevolent Fund, Inc. is a nonprofit corporation organized under the laws of the Commonwealth of Virginia and is exempt from taxation under Section 501(c)(3) of the Internal Revenue Code. The Board of Directors of the Benevolent Fund includes John M. Gregory, Joseph R. Gregory and Jefferson J. Gregory who are also our executive officers and directors. At December 31, 2000, the Benevolent Fund was not indebted to King. The Benevolent Fund is independent of King, maintains its own accounting records and its activities are not directly related to the business of King. We donated inventory with a cost of approximately $1.8 million to the Benevolent Fund in 1999 and $3.3 million in 2000.

     In 1999, King paid Bourne & Co., Inc., an affiliate of Mr. Bourne (a director and the President of the International Division), approximately $3.8 million for consulting services provided in 1998. Also, in January 1999, we purchased office furniture, accessories and supplies for our International Division office in Charlotte, North Carolina from Bourne & Co., Inc. for approximately $79,000.

                                 OTHER MATTERS

     The Board knows of no matters which will be presented at the 2001 annual meeting other than those discussed in this proxy statement. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

     Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2000. Requests should be directed to our Corporate Affairs Department, King Pharmaceuticals, Inc., 501 Fifth Street, Bristol Tennessee 37620 (which is the address of King's principal executive offices), (423) 989-8023.

                                          BY ORDER OF THE BOARD
                                          OF DIRECTORS

                                          /S/ JOSEPH R. GREGORY
                                          Joseph R. Gregory
                                          Secretary

Bristol, Tennessee
May 22, 2001

                                                                       EXHIBIT A

                           KING PHARMACEUTICALS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing and evaluating:

     - the financial reports and other financial information provided by the Corporation to any governmental body or the public;

     - the Corporation's systems of internal control relating to financial reporting, compliance with laws and regulations, and operational efficiency and effectiveness;

     - the Corporation's accounting and financial reporting processes; and

     - the audit efforts of the Corporation's independent accountants and internal audit function.

     Consistent with this function, the Audit Committee will

     - provide an open avenue of communication among the independent accountants, financial management, senior management, internal audit, and the Board of Directors, and

     - encourage adherence to the Corporation's policies, procedures, and practices at all levels.

     The Audit Committee will fulfill these responsibilities by carrying out the duties set forth in this Charter.

II. COMMITTEE COMPOSITION

     The Committee members shall be elected by the Board at its annual organizational meeting. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. In accordance with the audit committee requirements of the New York Stock Exchange ("NYSE")

     - the Audit Committee shall be comprised of three or more independent directors (as defined by applicable Securities and Exchange Commission ("SEC") and NYSE regulations),

     - all Committee members shall be financially literate, or shall become financially literate within a reasonable time after their appointment to the audit committee,

     - at least one member shall have employment experience in accounting or related financial management expertise.

III. COMMITTEE MEETINGS

     The Committee shall meet at least three times annually and may ask members of management and others to attend meetings and provide pertinent information.

     To promote open communication, the Committee will meet at least annually with management, internal audit, and the independent accountants in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

     In addition, the Committee or its Chairperson will meet with the independent accountants and management quarterly to review the Corporation's financial statements.

IV. COMMITTEE RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

REVIEW OF FINANCIAL REPORTS AND OTHER DOCUMENTS

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body or the public.

     3. Review financial results with financial management and the independent accountants prior to the filing of the Form 10-Q (and preferably prior to any public announcement of financial results). The Chair of the Committee may represent the entire Committee for purposes of this review.

     4. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and internal audit regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

INDEPENDENT ACCOUNTANTS AND INTERNAL AUDIT

     5. Recommend to the Board of Directors the selection of the independent accountants and approve the fees to be paid to them.

     6. Periodically communicate to the outside auditor that the firm is ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Corporation's shareholders and that these shareholder representatives have the ultimate authority and responsibility to select, evaluate, and nominate the outside auditor for shareholder approval in the proxy statement.

     7. Receive, on an annual basis, a formal written statement from the outside auditors delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1.

     8. Actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and make recommendations that the Board of Directors take appropriate action in response to the auditor's report to satisfy itself of the auditor's independence.

     9. Ensure that the independent auditors perform a SAS 71 Interim Financial Review each quarter prior to the Corporation's filing of its Form 10-Q.

     10. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     11. Review any significant disagreement among management and the independent auditors or internal audit in connection with the examination of the financial statements or the conduct of internal audits.

     12. Review with internal audit and the independent auditor:

     - the adequacy of internal controls (including information system controls) and the integrity of the organization's financial reporting processes, both internal and external.

     - the internal audit reports and the independent auditor's letters to management on internal control (and management's responses) issued during the year and the implementation status of related recommendations.

     - changes in the internal audit plan.

     - the coordination of internal and external audit efforts to assure completeness of coverage, avoidance of redundant efforts, and the effective use of audit resources.

     - the internal audit charter.

FINANCIAL REPORTING PROCESSES

     13. Evaluate management's and the independent accountants' judgments about the quality, not just the acceptability, of the Corporation's accounting principles and underlying estimates as applied in its financial reporting, and particularly the clarity of the Corporation's financial disclosures and degree of aggressiveness or conservatism of the Corporation's accounting principles and underlying estimates.

     14. Consider and approve major changes to the Corporation's accounting principles and practices suggested by the independent accountants, management, or internal audit.

COMMITTEE REPORTING

     15. Regularly report to the full Board of Directors on the significant results of its activities.

     16. In accordance with applicable SEC regulations, ensure that a report of the audit committee is included in the Corporation's annual proxy statement and complies with said regulations.

OTHER MATTERS

     The Committee shall perform any other functions consistent with this Charter, or as assigned by law, the Corporation's charter or bylaws, or the Board of Directors.

     The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities, and is empowered to retain independent counsel, accountants, consultants or others to assist it in the conduct of any investigation.

PROXY                      KING PHARMACEUTICALS, INC.
                                501 FIFTH STREET
                            BRISTOL, TENNESSEE 37620

                      THIS PROXY IS SOLICITED ON BEHALF OF
       THE BOARD OF DIRECTORS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

    The undersigned appoints each of John A. A. Bellamy and Kyle P. Macione, or either of them, with full power of substitution and revocation as Proxy, to vote all shares of stock standing in my name on the books of King Pharmaceuticals, Inc. (the "Company") at the close of business on April 30, 2001, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at MeadowView Conference Resort & Convention Center, 1901 MeadowView Parkway, Kingsport, Tennessee, on Friday, June 22, 2001, at 3:00 p.m., Eastern Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote according to the recommendations of management as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

    Please vote, date and sign this proxy and return promptly in the enclosed envelope. Has your address changed? If so, please supply your current address:

                                                 -------------------------------
                                                 -------------------------------
                                                 -------------------------------

(1) Election of one Class I director to serve until the 2002 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified, and election of three Class III directors to serve until the 2004 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

    [ ] FOR all nominees listed below (except as indicated to the contrary below).

    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

    Class I    R. Charles Moyer

    Class III  Jefferson J. Gregory
               Ernest C. Bourne
               Gregory D. Jordan

               INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

--------------------------------------------------------------------------------

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants and auditors for 2001.

    [ ] FOR                       [ ] AGAINST                       [ ] ABSTAIN

    The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Shareholders of King Pharmaceuticals, Inc. and the related Proxy Statement.

                                                 Please indicate if you plan to
                                                 attend the Annual Meeting of
                                                 Shareholders. [ ] Yes  [ ] No

                                                 Dated:                   , 2001
                                                       -------------------

                                                 Signed:
                                                        -----------------------

                                                 Signed:
                                                        -----------------------

                                                 Shareholder should sign here
                                                 exactly as shown on the label
                                                 affixed hereto. Administrator,
                                                 Trustee, or Guardian, please
                                                 give full title. If more than
                                                 one Trustee, all should sign.
                                                 All Joint Owners should sign.
                                                 Corporate or business proxies
                                                 should be signed by an
                                                 authorized officer.